Gabelli Innovations Trust

Gabelli Media Mogul Fund

(the “Fund”)

Supplement dated February 23, 2023, to the Fund’s Summary Prospectus for Class I Shares and Class A Shares, dated January 27, 2023

Effective February 23, 2023, the Fund’s Average Annual Total Returns Table is replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2022, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Since Inception
Gabelli Media Mogul Fund
Class I Shares (first issued December 1, 2016)
Return Before Taxes	(31.11)%	(4.28)%	(2.32)%
Return After Taxes on Distributions	(31.32)%	(4.47)%	(2.48)%
Return After Taxes on Distributions and Sale of Fund Shares	(18.26)%	(3.15)%	(1.71)%
Class A Shares (first issued May 17, 2022)*
Return Before Taxes	(35.15)%	(5.44)%	(3.29)%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.42%	11.66%

*	The Class I Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares on May 17, 2022.

Please retain this Supplement for future reference.